Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Federal Home Loan Mortgage Corporation

8100 Jones Branch Drive

McLean, Virginia 22102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Federal Home Loan Mortgage Corporation (“Freddie Mac” or the “Company”) and California Community Reinvestment Corporation (“CCRC”) and Wells Fargo Securities LLC (together with Freddie Mac and CCRC, the “Specified Parties”), relating to the proposed offering of certain classes of Freddie Mac Multifamily M Certificates, Series M-050.

The information provided to us, including the information set forth in the Data File (as defined below), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Capitalized terms used but not defined herein are used with the meanings as described in “The Bond Market Association’s Standard Formulas for the Analysis of Mortgage-Backed Securities and Other Related Securities.”

Procedures and Findings

On April 1, 2019, representatives of CCRC, on behalf of the Company, provided us with a computer generated data file and related record layout (the “Data File”) containing 31 bonds and notes issued by state and local governmental entities that are secured by 31 mortgaged properties (the “Assets”).

From February 14, 2019 through March 29, 2019, representatives of CCRC, on behalf of the Company, provided us with certain Source Documents (as defined in the attached Appendix A) related to the Assets. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Assets.

Member of Deloitte Touche Tohmatsu Limited

2

At your request, for each of the Assets set forth on the Data File, we compared certain characteristics (except for the characteristics identified as “None” on Appendix A) set forth on the Data File (the “Characteristics” as indicated on Appendix A) to the corresponding information set forth on or derived from the corresponding Source Documents and found them to be in agreement.

We make no representations as to (i) the actual characteristics or existence of the underlying documents or data comprising the Assets underlying the Data File, or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) the existence or ownership of the Assets or (iii) the reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 2, 2019

Appendix A

Source Documents

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by representatives of CCRC with respect to each of the Assets (the “Source Documents”):

Multifamily Housing Revenue Bond or Multifamily Housing Revenue Note (collectively, the “Bond”);

Bond Counsel Opinion (the “Opinion”);

Indenture of Trust, Master Pledge and Assignment, Amended and Restated Financing Agreement or Bond Issuance and Pledge Agreement (collectively, the “Indenture”);

Promissory Note, Amended and Restated Note, Addendum to Promissory Note or Modification and Addendum to Note (collectively, the “Note”);

Loan Agreement, Funding Loan Agreement or Construction and Permanent Loan Agreement (collectively, the “Loan Agreement”);

Appraisal Report or Market Valuation (collectively, the “Appraisal”);

United States Postal Service website – www.usps.com (the “USPS”);

Notice of Completion or Certificate of Completion (collectively, the “Completion Certificate”);

Regulatory Agreement and Declaration of Restrictive Covenants (the “Regulatory Agreement”);

Internal Revenue Service Form 8038 (the “Form 8038”);

Tri-Party Agreement or Amendment to Tri-Party Agreement (collectively, the “Tri-Party Agreement”);

Assignment and Assumption of Loan Documents and Deed of Trust (the “DOT”);

Title Insurance or Proforma Title Insurance (collectively, the “Title”);

Servicing Loan History dated February 28, 2019 (the “Servicing History”); and

Electronic Amortization Schedule File (the “Amortization Schedule”).

*****

Appendix A (continued)

	Characteristic	Source Document
1	Loan No. / Property No.	None - provided by CCRC
2	Property Name	None - provided by CCRC
3	Bond Issue and Series	Bond; Opinion
4	Original Issue Date	Bond; Opinion
5	CUSIP	Bond
6	Principal Amount Deposited	Refer to calculation procedures below
7	Interest Rate	Note; Indenture
8	Stated Maturity Date	Bond; Indenture
9	Bond Trustee	Bond; Indenture
10	Bond Counsel	Opinion
11	Bond Interest Payment Dates	Indenture; Note
12	Address	Appraisal
13	City	Appraisal
14	State	Appraisal
15	Zip	Appraisal; USPS
16	Total Units	Appraisal; Completion Certificate
17	Year Built	Appraisal; Completion Certificate
18	Year Renovated	Appraisal; Completion Certificate
19	Type of Regulatory Agreements(s)	Appraisal
20	Desc of Reg Agrmt	Regulatory Agreement; Form 8038
21	Original Amortization Term (# Months)	Note[1]
22	Remaining Amortization Term (# Months)	Refer to calculation procedures below
23	Interest Only Begin Date	Note
24	Interest Only End Date	Note
25	Prepayment Provision	Note; Loan Agreement
26	Debt Type	Bond
27	Interest Type	Note
28	Original Loan Amount	Bond; Note
29	First Bond Payment Date	Indenture; Note; Loan Agreement; Tri-Party Agreement; DOT
30	Original Bond Note Date	Note
31	Bond Maturity Date	Indenture; Note; Loan Agreement
32	Original Bond Term (# Months)	Refer to calculation procedures below
33	Remaining Bond Term (# Months)	Refer to calculation procedures below
34	Bond Payment Frequency	Indenture; Note; Loan Agreement
35	Interest Rate Calculation Type	Note; Servicing History
36	Interest Payment Due Date	Note
37	Lien Priority	Title
38	Hard or Soft Obligation to Borrower	Note; Loan Agreement
39	Authorized Bond Denominations	Indenture; Loan Agreement

1 With respect to the Asset identified on the Data File as “Downtown River Apartments,” the Original Amortization Term (# Months) is based on a thirty-year level principal and interest amortization and semi-annual principal payments (as set forth on the Note).

Appendix A (continued)

	Characteristic	Source Document
40	Have there been any Defaults or Forbearances?	Servicing History
41	Bond Mortgage Rate	Indenture; Note; Loan Agreement
42	Original UPB minus Unscheduled Principal Redemptions/Latest Modified Bond Amount	Servicing History
43	Current Annual DS	Refer to calculation procedures below
44	Mortgage Payment Frequency	Note; Loan Agreement
45	Maturity Balance	Refer to calculation procedures below
46	Rate Type	Note
47	Next Interest Rate Change Date	Note; Indenture
48	Margin	Note; Indenture
49	Max Rate	Note; Indenture
50	Min Rate	Note; Indenture
51	Rate Index	Note
52	Accrual Basis	Note
53	Monthly Debt Service Amount (Amortizing)	Refer to calculation procedures below
54	Monthly Debt Service Amount (IO)	Note
55	Loan Term (Original)	Refer to calculation procedures below
56	Loan Term (Remaining)	Refer to calculation procedures below
57	Seasoning	Refer to calculation procedures below

Appendix A (continued)

With respect to Characteristic 6, assuming, at your request, no prepayments of principal, we recomputed the Principal Amount Deposited using the First Bond Payment Date, the Original Loan Amount, the Accrual Basis, the Monthly Debt Service Amount (Amortizing), the Interest Rate and the Interest Payment Due Date occurring on April 1, 2019 (the “Cut-off Date”). With respect to the Asset identified on the Data File as “Downtown River Apartments,” we compared the Principal Amount Deposited to the corresponding information set forth on the Amortization Schedule.

With respect to Characteristic 22, we recomputed the Remaining Amortization Term (# Months) by subtracting the (i) Seasoning from (ii) Original Amortization Term (# Months).

With respect to Characteristic 32, we recomputed the Original Bond Term (# Months) by determining the number of interest payment dates from and inclusive of the First Bond Payment Date to and inclusive of the Bond Maturity Date.

With respect to Characteristic 33, we recomputed the Remaining Bond Term (# Months) by subtracting the (i) Seasoning from (ii) Original Bond Term (# Months).

With respect to Characteristic 43, we recomputed the Current Annual DS as the product of (i) the Monthly Debt Service Amount (Amortizing) and (ii) 12. With respect to the Asset identified on the Data File as “Downtown River Apartments,” we recomputed the Current Annual DS as the sum of the scheduled principal and interest payments for the twelve-month period following the Cut-off Date (as set forth on the Amortization Schedule).

With respect to Characteristic 45, assuming, at your request, no prepayments of principal, we recomputed the Maturity Balance using the First Bond Payment Date, the Original Loan Amount, the Accrual Basis, the Monthly Debt Service Amount (Amortizing), the Interest Rate and the Bond Maturity Date. With respect to those Assets with Interest Type of “Step Rate,” we were instructed by representatives of the Specified Parties to use an Interest Rate equal to the Min Rate effective from the Next Interest Rate Change Date to and inclusive of the Bond Maturity Date. With respect to the Asset identified on the Data File as “Downtown River Apartments,” we compared the Maturity Balance to the corresponding information set forth on the Amortization Schedule.

With respect to Characteristic 53:

(i)

we recomputed the Monthly Debt Service Amount (Amortizing) with respect to the Asset identified on the Data File as “Downtown River Apartments,” as the quotient of (1) the Current Annual DS and (2) 12;

(ii)

we recomputed the Monthly Debt Service Amount (Amortizing) with respect to the Asset identified on the Data File as “Whispering Palms Apartments,” by using the Original Loan Amount, the Interest Rate and the Original Amortization Term (# Months); and

(iii)	with respect to all of the other Assets on the Data File, we compared the Monthly Debt Service Amount (Amortizing) to the Note.

With respect to Characteristic 55, we recomputed the Loan Term (Original) by determining the number of interest payment dates from and inclusive of the First Bond Payment Date to and inclusive of the Bond Maturity Date.

Appendix A (continued)

With respect to Characteristic 56, we recomputed the Loan Term (Remaining) by subtracting the (i) Seasoning from (ii) Loan Term (Original).

With respect to Characteristic 57, we recomputed the Seasoning by determining the number of interest payment dates from and inclusive of the First Bond Payment Date to and inclusive of the Cut-off Date.